UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Stock Incentive Plans

On May 1, 2006, the Board of Directors of McMoRan Exploration Co. (McMoRan) adopted technical amendments to several of McMoRan’s stock incentive plans, including the 2005 Stock Incentive Plan, 2003 Stock Incentive Plan, 2001 Stock Incentive Plan, 2000 Stock Incentive Plan, 1998 Stock Option Plan, and Adjusted Stock Award Plan. The amendments (1) remove McMoRan’s ability to allow participants to satisfy excess tax withholding by delivering shares of common stock and (2) clarify that shares of common stock delivered to pay the exercise price of stock options will be valued as of the date of exercise under all of its stock incentive plans. Each of the amended plans is filed as an exhibit to this Form 8-K (see Exhibits 10.1, 10.2, 10.3, and 10.4, 10.5 and 10.6).

Amendments to Grants under 2004 Director Compensation Plan

On May 9, 2004, pursuant to the terms of the 2004 Director Compensation Plan and with the approval of McMoRan’s stockholders, McMoRan granted stock options to its two advisory directors to replace awards that had expired as a result of the directors’ resignations from its Board. These replacement awards had the same terms as the expired awards, including the exercise price. In order to make the replacement awards fully exempt from Section 409A of the Internal Revenue Code, on May 1, 2006, the Corporate Personnel Committee of McMoRan’s Board approved amendments to certain portions of the replacement awards to increase the exercise price to the fair market value of McMoRan’s common stock on the date of grant. The form of amendment to the Notice of Grant of Nonqualified Stock Options is filed as an exhibit to this Form 8-K (see Exhibit 10.7).

Amendments to Financial Counseling and Tax Return Preparation and Certification Program

On May 1, 2006, the Corporate Personnel Committee of McMoRan’s Board amended the McMoRan Exploration Co. Financial Counseling and Tax Return Preparation and Certification Program (“Program”) to (1) change the name of the Program to the McMoRan Exploration Co. Executive Services Program, (2) broaden the scope of services provided under the Program and (3) clarify other sections of the Program. The Program is filed as an exhibit to this Form 8-K (see Exhibit 10.8).

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)
Date: May 5, 2006

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number

10.1	2005 Stock Incentive Plan, as amended and restated.

10.2	2003 Stock Incentive Plan, as amended and restated.

10.3	2001 Stock Incentive Plan, as amended and restated.

10.4	2000 Stock Incentive Plan, as amended and restated.

10.5	1998 Stock Option Plan, as amended and restated.

10.6	Adjusted Stock Award Plan, as amended and restated.

10.7	Form of Amendment No. 1 to Notice of Grant of Nonqualified Stock Options under the 2004 Director Compensation Plan.

10.8	McMoRan Exploration Co. Executive Services Program.